Exhibit 24.1

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Jerome F. Henry
Jerome F. Henry, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Katherine E. White
Katherine E. White, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Linda E. White
Linda E. White, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Phelps L. Lambert
Phelps L. Lambert, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Randall T. Shepard
Randall T. Shepard, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Rebecca S. Skillman
Rebecca S. Skillman, Lead Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Ryan C. Kitchell
Ryan C. Kitchell, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Thomas E. Salmon
Thomas E. Salmon, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ James C. Ryan III
James C. Ryan III, Director and Chief Executive Officer

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Andrew E. Goebel
Andrew E. Goebel, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, par value $0.01 per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Austin M. Ramirez
Austin M. Ramirez, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Daniel S. Hermann
Daniel S. Hermann, Director

POWER OF ATTORNEY

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned constitutes and appoints Jeffrey L. Knight and Keaton J. Miller, and each of them acting individually, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him or her and his or her name, place and stead, in any and all capacities, to sign any and all registration statements and amendments thereto (including post-effective amendments) and to file the same, with all exhibits thereto, and other documents in connection therewith, relating to the registration under the Securities Act of 1933 of the shares of common stock, no par value per share, and preferred stock, no par value per share, and depositary shares in respect thereof, of Old National Bancorp (the “Company”) issuable in connection with the merger of the Company and First Midwest Bancorp, Inc., and to file with the U.S. Securities and Exchange Commission (or any other governmental authority), granting unto such attorney-in-fact full power and authority to do and perform every act and thing whatsoever necessary to be done in the premises, as fully as he or she might or could do if personally present, hereby ratifying and confirming all that such attorney-in-fact shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the undersigned in his or her respective capacity as a director of the Company have executed this Power of Attorney effective as of June 29, 2021.

/s/ Derrick J. Stewart
Derrick J. Stewart, Director